GENERAL INFORMATION	12 Months Ended
Jun. 30, 2020
GENERAL INFORMATION
GENERAL INFORMATION

1.    GENERAL INFORMATION

Bioceres Crop Solutions is a fully integrated provider of crop productivity technologies designed to enable the transition of agriculture towards carbon neutrality. The Group has a biotech platform with high-impact, patented technologies for seeds and microbial agricultural inputs, as well as next-generation crop nutrition and protection solutions.

Bioceres is a global company with an extensive geographic footprint. The Group's agricultural inputs are marketed across more than 25 countries, including Brazil, Paraguay, India, United States, Uruguay, Colombia, France and South Africa.

Introductory note

On March 14, 2019, Union Acquisition Corp. (“Union” or “UAC”), whose name changed to Bioceres Crop Solutions Corp., consummated a merger pursuant to a share exchange agreement, dated as of November 8, 2018 (as amended, the “Exchange Agreement”), by and among UAC and Bioceres, Inc., a company incorporated under the laws of Delaware, which converted into Bioceres LLC pursuant to the Reorganization (as defined below) on February 28, 2019.

Prior to the consummation of the merger on March 14, 2019, the following steps took place among Bioceres, Inc. and certain of its affiliates (collectively the “Reorganization”). On February 13, 2019, Bioceres, Inc. formed a new subsidiary, BCS Holding Inc. ("BCS Holding"), and contributed all of its crop business net assets to BCS Holding in exchange for 100% of the equity interests in BCS Holding. On February 28, 2019, Bioceres, Inc. converted into Bioceres LLC, and on March 1, 2019, Bioceres S.A., a company organized under the laws of Argentina and our ultimate parent company (the "Parent") contributed all of its equity interest in Bioceres Semillas S.A. ("Bioceres Semillas") to Bioceres LLC in exchange for additional equity interests in Bioceres LLC. In addition, concurrently with the consummation of the business combination on March 14, 2019, the Rizobacter Call Option (as defined below) was exercised, pursuant to which the total indirect ownership of BCS Holding in Rizobacter increased to 80.00% of all outstanding stock of Rizobacter. On October 22,2018, Parent, RASA Holding LLC, a Delaware limited liability company and a wholly owned subsidiary of Bioceres, Inc., now a wholly-owned subsidiary of BCS Holding (“RASA Holding”), and certain Rizobacter's sellers (the “Grantors”) entered into an amended and restated option agreement (as may be amended from time to time, the “Rizobacter Call Option Agreement”), pursuant to which the Parent, RASA Holding or any of their nominated affiliates (including BCS Holding and its subsidiaries, collectively the "Beneficiaries") would have the option (the “Rizobacter Call Option”) to purchase from the Grantors all of their 11,916,000 shares of common stock of Rizobacter Argentina S.A., an Argentine corporation and a subsidiary of RASA Holding (“Rizobacter”), representing 29.99% of all outstanding common stock of Rizobacter.

Consideration for the Rizobacter Call Option was in cash and in the form of UAC shares. As a result of the business combination and the other transactions contemplated by the Exchange Agreement, as well as the Reorganization and exercise of the Rizobacter Call Option, Union became the holding company of BCS Holding, its subsidiaries and Bioceres Semillas. Upon the consummation of the merger, Union changed its name to Bioceres Crop Solutions Corp.

Unless the context otherwise requires, "we," "us," "our,", “Bioceres”, "BIOX," and "Bioceres Crop Solutions" will refer to Bioceres Crop Solutions Corp. and its subsidiaries.